Royce Low-Priced Stock
                 Fund Supplement to Prospectus dated May 3, 1999

      Effective January 3, 2000, W. Whitney George became a portfolio manager for Royce Low-Priced Stock Fund. Mr. George joined Royce & Associates, Inc. in 1991 and has been a Managing Director and Senior Portfolio Manager since 1997.



January 3, 2000